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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2003
                                                   -------------


                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


       OHIO                    1-4851                      34-0526850
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  (State or Other          (Commission File    (IRS Employer Identification No.)
  Jurisdiction of             Number)
  Incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

    Exhibit No.       Exhibit Description
    -----------       -------------------

    99                Press Release of Sherwin-Williams dated July 22, 2003.


Item 9:    Regulation FD Disclosure.
           ------------------------

     The following information is intended to be furnished under "Item 12. Results of Operations and Financial Condition" of Form 8-K and is included under "Item 9. Regulation FD Disclosure" in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On July 22, 2003, The Sherwin-Williams Company issued a press release regarding its financial results for the second quarter of 2003 and certain other information. A copy of the press release is furnished with this report as
Exhibit 99 and is incorporated herein by reference.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE SHERWIN-WILLIAMS COMPANY


July 22, 2003                            By:  /s/ L.E. Stellato
                                            ------------------------------------
                                            L.E. Stellato
                                            Vice President, General Counsel and
                                            Secretary



                                  EXHIBIT INDEX
                                  -------------


   EXHIBIT NO.    EXHIBIT DESCRIPTION
   -----------    -------------------

       99         Press Release of Sherwin-Williams dated July 22, 2003.








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